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                     SUPPLEMENT DATED OCTOBER 3, 2000 TO THE
                        PROSPECTUS DATED OCTOBER 1, 2000

                  THE ADVISORS' INNER CIRCLE FUND (THE "TRUST")
                         GLB NEW OPPORTUNITY GROWTH FUND

     THIS SUPPLEMENT PROVIDES NEW ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The GLB New Opportunity Growth Fund (the "Fund") is expected to commence operations on November 1, 2000.

During an initial offering period from October 2, 2000 through October 31, 2000 (the "Initial Offering Period"), the Fund's distributor, SEI Investments Distribution Co., will solicit orders to purchase Fund shares. If the Fund's transfer agent, Forum Shareholder Services, LLC, (the "Transfer Agent") receives your purchase order and payment prior to 4:00 p.m., Eastern time, on October 30, 2000 your order will be processed at the Fund's initial offering price of $10.00 on November 1, 2000.

Monies received to purchase Fund shares during the Initial Offering Period will be held by the Transfer Agent and will not be invested in the Fund until November 1, 2000. Checks received to purchase Fund shares during the Initial Offering Period will be presented on November 1, 2000 and the proceeds will be invested in the Fund on that day.

Wire or Automatic Clearing House (ACH) payments received to purchase Fund shares during the Initial Offering Period will be held by the Fund's custodian and will be invested in the Fund on November 1, 2000.


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               Please retain this supplement until November 1, 2000.